EXHIBIT 10.13.2

EXECUTION COPY

AMENDMENT

AMENDMENT (this “Amendment”), dated as of May 26, 2006, by and among MID-STATE TRUST IX, as borrower (the “Borrower”), YC SUSI TRUST, as a lender (a “Lender”), ATLANTIC ASSET SECURITIZATION LLC, as a lender (a “Lender”, and together with YC SUSI Trust, the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as custodian/collateral agent (the “Collateral Agent”), BANK OF AMERICA, NATIONAL ASSOCIATION, as agent (the “Agent”), a managing agent (a “Managing Agent”) and a bank investor (a “Bank Investor”), CALYON NEW YORK BRANCH, as a managing agent (a “Managing Agent”, and together with Bank of America, National Association, the “Managing Agents”) and a bank investor (a “Bank Investor”) and the other signatories hereto.

Capitalized terms used and not defined in this Amendment or in any of the Operative Documents shall have the meanings given such terms in Annex A to the Amended and Restated Variable Funding Loan Agreement, dated as of November 19, 2004, as amended from time to time (the “Loan Agreement”), among the Lenders, the Borrower, the Collateral Agent, the Agent, each Bank Investor and the Managing Agents.

PRELIMINARY STATEMENTS

WHEREAS, each of the signatories hereto is party to one or more of the Operative Documents; and

WHEREAS, each of the signatories hereto acknowledges and agrees that the Net Investment does not exceed $150,000,000 and therefore does not exceed the Maximum Net Investment as required by Section 2.1(a) of the Loan Agreement; and

WHEREAS, each of the signatories hereto wish to amend certain of the Operative Documents, as hereinafter provided;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Loan Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.           Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)           The references to “Group Commitment” on the signature pages are amended by deleting the references to “$100,000,000” therein and replacing each with “$75,000,000.”

(b)           The definition of “Facility Limit” in Annex A is amended by deleting the reference to “$200,000,000” therein and replacing it with “$150,000,000.”

(c)           The definition of “Maximum Net Investment” in Annex A is amended by deleting the reference to “$200,000,000” therein  and replacing it with “$150,000,000.”

SECTION 2.           Conditions Precedent. This Amendment shall become effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

(a)           This Amendment. Each Managing Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

(b)           Variable Funding Notes. Each Managing Agent shall surrender its Variable Funding Note in exchange for a new Variable Funding Note reflecting the amended Group Commitment for the related Group.

(c)           Additional Documents. Each Managing Agent shall have received all additional approvals, certificates, documents, instruments and items of information as each Managing Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to each Managing Agent.

(d)           Legal Matters. All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to each Managing Agent and each Managing Agent’s counsel and the fees and expenses of counsel to each Managing Agent incurred in connection with the execution of this Amendment and the transactions contemplated hereby shall have been paid in full.

SECTION 3.           Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 4.           Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 5.           Agreement to Remain in Full Force and Effect. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references in the Loan Agreement to “herein,” or words of like import, and all references to the Loan Agreement in any agreement or document shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

SECTION 6.           GOVERNING LAW. EXCEPT WITH RESPECT TO SECTION 8 AND ANY OTHER SECTIONS HEREIN TO THE EXTENT THAT THEY AFFECT THE TRUST AGREEMENT, WHICH SECTIONS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.           Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

SECTION 8.           Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein or therein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment.

SECTION 9.           Representations and Warranties. The Borrower hereby certifies that (i) the representations and warranties made by it in Section 3.1 of the Loan Agreement are true and correct as of the date hereof, as though made on and as of the date hereof and (ii) as of the date hereof, there is no Event of Default or event which, with the passage of time of the giving of notice, could result in an Event of Default.

SECTION 10.         Waiver of Notice. Each of the parties hereto hereby waives any notice in connection with the execution and delivery of this Amendment.

[signature pages omitted]